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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          -----------------------------

         Date of Report (Date of earliest event reported): March 1, 2006

                            HUB INTERNATIONAL LIMITED
             (Exact name of Registrant as specified in its charter)

                                     Canada
                 (State or Other Jurisdiction of Incorporation)

        1-31310                                     36-4412416
(Commission File Number)              (I.R.S. Employer Identification Number)

                          -----------------------------

               55 EAST JACKSON BOULEVARD, CHICAGO, ILLINOIS 60604
                                 (877) 402-6601
  (Address of principal executive offices and telephone number, including area code)

                                       N/A
          (Former name or former Address, if changed since last Report)

                          -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13c-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On March 1, 2006, Hub U.S. Holdings, Inc. and Hub International Limited ("Hub") entered into a Purchase and Sale Agreement (the "Agreement") with Citizens Bank of Massachusetts, Citizens Bank of Pennsylvania, Court Street Holdings, Inc. and Citizens Financial Group, Inc. ("Citizens"). Pursuant to the Agreement, Hub will acquire three insurance brokerages from subsidiaries of Citizens. The purchase price for the acquisition of the three brokerages is US$80 million (inclusive of tangible net worth) payable in cash on closing, as well as an earn-out based on future performance. The earn-out payments, which will in the aggregate be at least US$3 million, are payable over three years and, at Hub's option, in cash or a combination of cash and Hub common shares. Closing of the acquisitions is subject to the satisfaction of regulatory and other customary conditions. A copy of the Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

      On March 1, 2006, Hub International Limited issued a press release announcing that it had entered into the Agreement described in Item 1.01. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit
99.2 and is incorporated herein by reference.

      The foregoing information, including the information contained in the press release attached as Exhibit 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2006

                                       HUB INTERNATIONAL LIMITED

                                       By:      /s/ Marianne D. Paine
                                            -------------------------------
                                       Name:    Marianne D. Paine
                                       Title:   Chief Legal Officer

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                                  EXHIBIT INDEX

Exhibit          Description
-------          -----------
99.1             Purchase and Sale Agreement by and among Hub U.S. Holdings, Inc., Hub
                 International Limited, and Citizens Bank of Massachusetts, Citizens Bank
                 of Pennsylvania, Court Street Holdings, Inc. and Citizens Financial Group,
                 Inc. dated March 1, 2006.

99.2             Press release of Hub International Limited dated March 1, 2006.